UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

479 Main Street, Hazard, Kentucky	41702

(Address of principal executive offices)	(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

     On March 2, 2005, Kentucky First Federal Bancorp (the “Company”) consummated its acquisition of Frankfort First Bancorp, Inc. (“Frankfort First”) pursuant to an Amended and Restated Agreement of Merger, by and between First Federal Savings and Loan Association of Hazard and Frankfort First Bancorp, Inc., dated as of July 15, 2004 and amended and restated as of November 3, 2004 and November 30, 2004 (the “ Merger Agreement”), pursuant to which shareholders of Frankfort First received approximately 1,740,740 shares of the Company’s common stock and approximately $13.7 million in cash (including payments to holders of Frankfort First stock options).

     At December 31, 2004, Frankfort First had total assets of $132.3 million, total deposits of $72.0 million and shareholders’ equity of $17.2 million.

Item 9.01     Financial Statement and Exhibits

(a) Financial Statements of Business Acquired

     The audited consolidated financial statements of Frankfort First as of June 30, 2004 and 2003, and for each of the years in the three-year period ended June 30, 2004 and the unaudited consolidated financial statements of Frankfort First as of and for the six months ended December 31, 2004, are included herein as Exhibit 99.1.

(b) Pro Forma Financial Information

     Filed as Exhibit 99.2 of this Current Report Form 8-K/A are the required unaudited pro forma condensed combined statements of financial condition as of December 31, 2004 and the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2004 and the six months ended December 31, 2004. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

     The unaudited pro forma condensed combined financial statements give effect to the acquisition by the Company of Frankfort First in a transaction accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of financial condition are based on the individual statements of condition of the Company and Frankfort First as of December 31, 2004. The unaudited pro forma condensed combined statements of operations are based on the individual statements of operations of the Company and Frankfort First, and combine the results of operations of the Company and Frankfort First for the year ended June 30, 2004 as if the acquisition occurred on July 1, 2003, and for the six months ended December 31, 2004, as if the acquisition occurred on July 1, 2004.

     The unaudited pro forma condensed combined financial information set forth herein was prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K of the Company relating to the acquisition of Frankfort First, since such acquisition is significant to the financial statements of the Company.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and related notes contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2004, the financial statements of First Federal Savings and Loan Association of Hazard for the three months ended September 30, 2004 (unaudited) and the years ended June 30, 2004 and 2003 and related notes contained in the Company’s Form S-1 Registration Statement (File No. 333-119041), and the consolidated financial statements of Frankfort First referenced in Item 9.01(a) above.

(c) Exhibits

Exhibit	Description
99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP
Date: May 12, 2005	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer